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                                                                   EXHIBIT 10.16


                               SILICON VALLEY BANK

QUICKSTART LOAN AND SECURITY AGREEMENT

BORROWER:  NEOFORMA, INC.       ADDRESS: 800 EL CAMINO REAL WEST, SUITE 180
                                         MOUNTAIN VIEW, CA 94040
DATE:      6/25/98

SILICON'S OFFER TO EXTEND FINANCING ON THE TERMS SET FORTH HEREIN SHALL EXPIRE IF THIS AGREEMENT IS NOT EXECUTED BY BORROWER AND RETURNED TO SILICON WITHIN 30 DAYS OF THE ABOVE DATE.

THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower named above (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1. LOANS. Silicon will make loans to Borrower (the "Loans") in amounts determined by Silicon in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

2. SECURITY INTEREST. As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All "accounts," "general intangibles," "contract rights," "chattel paper," "documents" "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," investment property," "fixtures" and "equipment," as such terms are defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3. REPRESENTATIONS AND AGREEMENTS OF BORROWER. Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement:

   3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

   3.2 NAME; PLACES OF BUSINESS. The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Silicon 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days prior written notice before changing its chief executive office or locating the Collateral at any other location.

   3.3 COLLATERAL. Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

   3.4 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report

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thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

   3.5 TAXES; COMPLIANCE WITH LAW. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

   3.6 INSURANCE. Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

   3.7 ACCESS TO COLLATERAL AND BOOKS AND RECORDS. At reasonable times, on one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

   3.8 OPERATING ACCOUNTS. Borrower shall maintain its primary operating accounts with Bank.

   3.9 ADDITIONAL AGREEMENTS. Borrower shall not, without Silicon's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon of any such sale; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower.

4. TERM. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

5. EVENTS OF DEFAULT AND REMEDIES. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or (b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

6. GENERAL. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on ' a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent. This Agreement shall be governed by the laws of the State of California.

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7. MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT
TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF SILICON
OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

                                    BORROWER: NEOFORMA, INC.
                                             ----------------------------------

                                         By: /s/ JEFF KLECK
                                             ----------------------------------
                                                 PRESIDENT OR VICE PRESIDENT

                                                           CEO

                                    SILICON:
                                             ----------------------------------

                                         By:
                                             ----------------------------------

                                         Title:
                                               --------------------------------



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SILICON VALLEY BANK

SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (EQUIPMENT ADVANCES)

BORROWER:                  Neoforma, Inc.

DATE:                      6/25/98


         This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT (EQUIPMENT)           $ 750,000.00 (such amount to be funded under
(Section 1):                       the aggregate Credit Limit).Equipment
                                   Advances will be made only on or prior to 12/25/98 (the "Last Advance Date") and only for the purpose of purchasing equipment reasonably acceptable to Silicon.
                                   Borrower must provide invoices for the
                                   equipment to Silicon on or before the Last
                                   Advance Date.

INTEREST RATE (Section 1):         A rate equal to the "Prime Rate" in effect
                                   from time to time, plus 0% per annum.
                                   Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE (Section 4):         After the Last Advance Date, the unpaid
                                   principal balance of the Equipment Advances shall be repaid in 36 equal monthly installments of principal, plus interest, commencing on 1/25/99 and continuing on the same day of each month thereafter until the entire unpaid principal balance of the Equipment Advances and all accrued unpaid interest have been paid (subject to Silicon's right to accelerate the Equipment Advances on an Event of Default).


BORROWER:                                        SILICON:

              Neoforma, Inc.                     SILICON VALLEY BANK
------------------------------------

By
  ----------------------------------             By
    PRESIDENT OR VICE PRESIDENT                     ---------------------------
                  CEO                            Title
                                                      -------------------------


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SILICON VALLEY BANK

SCHEDULE TO
QUICKSTART LOAN AND SECURITY AGREEMENT (MASTER)

BORROWER:                  Neoforma, Inc.

DATE:                      6/25/98


         This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

CREDIT LIMIT (AGGREGATE)             $ 750,000.00 includes, without limitation,
(Section 1):                         Equipment Advances and the Merchant
                                     Services and Business Visa Reserve, if any)

INTEREST RATE (SECTION 1):           A rate equal to the "Prime Rate" in effect
                                     from time to time, plus 0% per annum.
                                     Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE (Section 4):           12/25/99

OTHER LOCATIONS AND ADDRESSES
(Section 3.2):                       _____________________

OTHER AGREEMENTS:                    Borrower also agrees as follows:

                                     1. LOAN FEE. Borrower shall concurrently pay Silicon a non-refundable Loan Fee in the amount of $ 2,000.00

                                     2. BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.



BORROWER:                                         SILICON:
__________________________________
              Neoforma, Inc.                      SILICON VALLEY BANK

By ______________________________                 By __________________________
    PRESIDENT OR VICE PRESIDENT
         CEO                                      Title _______________________


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                           LOAN MODIFICATION AGREEMENT


         This Loan Modification Agreement is entered into as of July 20, 1999, by and between Neoforma, Inc. ("Borrower") and Silicon Valley Bank ("Silicon").

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a QuickStart Loan and Security Agreement (and Schedule thereto), dated June 25, 1998, as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Credit Limit in the original principal amount of Seven Hundred Fifty Thousand Dollars ($750,000). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement. As of this date, the balance of outstanding Equipment Advances is Four Hundred Thirty-Three Thousand Five Dollars and 39/100 ($433,005.39).

Hereinafter, all indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL AND GUARANTIES. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement and that certain Intellectual Property Security Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents." Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.       DESCRIPTION OF CHANGE IN TERMS.

         A.       Modification(s) to Loan Agreement (and Schedule thereto)

                  1. The paragraph entitled "Maturity Date" (Section 4) is hereby amended, in its entirety, to read as follows:

                           Borrower will pay in one payment all outstanding Equipment Advances plus all accrued unpaid interest on July 20, 2000. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date beginning July 20, 1999, and all subsequent interest payments are due on the same day of each month thereafter (subject to Silicon's right to accelerate the Equipment Advances on an Event of Default).

                  2. Section 3.10 entitled "Financial Covenants" is hereby incorporated in to the Loan Agreement to read as follows:





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                           Borrower shall comply with the following covenant, as
                           of the end of each month, except as otherwise provided:

                           Liquidity: Borrower shall maintain a minimum
                           Liquidity ratio of 1.50 to 1.00. Liquidity shall be defined as unrestricted cash and cash equivalents plus accounts receivable divided by all Obligations owing to Silicon. This covenant shall be monitored in accordance with cash held by Silicon.

         B.       Modification(s) to Subordination Agreement.

                  1. The reference to the August 7, 1998 date of the QuickStart Loan and Security Agreement between Borrower and Bank is hereby deleted and replaced with June 25, 1998.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of Two Thousand Dollars ($2,000) (the "Loan Fee"), plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Silicon is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Silicon to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITION. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee and execution of the QuickStart Warrant to Purchase Stock agreement.




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         This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                SILICON:

NEOFORMA, INC.                           SILICON VALLEY BANK


By: /s/ FREDERICK RUEGSEGGER             By: /s/ PELE L. LOPEZ
   ------------------------------           -----------------------------
Name:   Frederick Ruegsegger             Name:   Pele L. Lopez
   ------------------------------           -----------------------------
Title:  CFO                              Title:  AVP
   ------------------------------           -----------------------------

The undersigned hereby consent to (i) the modification to the Subordination Agreement pursuant to this Loan Modification Agreement, and (ii) hereby ratifies all the provisions of the Subordination Agreement and confirms that all provisions of that document are in full force and effect.


CREDITOR:

COMDISCO, INC.


By:      -------------------------        Date:   -------------------------
Name:    -------------------------
Title:   -------------------------



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